Exhibit 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
          AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of May 11, 2007 (this “Amendment”), among WEST CORPORATION, a Delaware corporation (the “Borrower”), OMNIUM WORLDWIDE, INC., a Nebraska corporation (“Omnium”), and LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
          A. The Borrower, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of October 24, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
          B. The Borrower and the applicable Subsidiary Borrowers desire to, among other things, borrow $135,000,000 of incremental term loans (the “Incremental Term Loans”) as part of the same tranche as the Term B-2 Loans outstanding immediately prior to the Amendment No. 2 Effective Date (as defined below) on the terms and conditions set forth herein.
          C. The Borrower and the applicable Subsidiary Borrowers have requested that the Incremental Term Loan Lenders (as defined below) make commitments to provide the Incremental Term Loans on the terms and conditions set forth herein.
          D. The Administrative Agent has agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
          (a) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:
     “Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of May 11, 2007, among the Borrower, Omnium, and the Administrative Agent.
     “Amendment No. 2 Effective Date” has the meaning specified in Amendment No. 2.
     “Incremental Term Loan Commitments” means, as to each Incremental Term Loan Lender, its obligation to make Incremental Term Loans on the Amendment No. 2 Effective Date to the Borrower and the applicable Subsidiary Borrowers pursuant to Section 2.01(a)(iv) in an aggregate amount not to exceed the amount set forth in such Incremental Term Loan Lender’s Lender Addendum delivered by such Incremental Term Loan Lender on the Amendment No. 2 Effective Date as provided in Amendment No. 2, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Incremental Term Loan

Commitments of all Incremental Term Loan Lenders on the Amendment No. 2 Effective Date is $135,000,000.
     “Incremental Term Loan Lender” has the meaning specified in Amendment No. 2.
     “Incremental Term Loan” has the meaning specified in the preliminary statements of Amendment No. 2.
     “Omnium” means Omnium Worldwide, Inc., a Nebraska corporation.
          (b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in their entirety the definitions of “Designated Amount”, “Lender Addendum”, “Responsible Officer”, “Term B-2 Borrowing”, “Term B-2 Lender”, “Term B-2 Loan” and “Term Commitment” to read, respectively, as follows:
     “Designated Amount” means (i) with respect to the Borrower and each of the Subsidiary Borrowers (other than CenterPost Communications, Inc., a Delaware corporation (“CenterPost”), InterCall, Inc., a Delaware corporation (“InterCall”), InPulse Response Group, Inc., an Arizona corporation (“InPulse”), Intrado Inc., a Delaware corporation (“Intrado”), Ringer Acquisition Corp., a Delaware corporation (“RAC”), West Asset Management, Inc., a Delaware corporation (“WAM”), West Direct, Inc., a Delaware corporation (“WDI”), West Interactive Corporation, a Delaware corporation (“West Interactive”), West Business Services, LP, a Delaware limited partnership (“WBS”), West Telemarketing, LP, a Delaware limited partnership (“West Telemarketing”) and Omnium), $430,500,000, (ii) with respect to CenterPost, $21,000,000, (iii) with respect to InPulse, $45,500,000, (iv) with respect to InterCall, $684,000,000, (v) with respect to Intrado, $439,000,000, (vi) with respect to RAC, $133,600,000, (vii) with respect to WAM, $107,000,000, (viii) with respect to WDI, $25,600,000, (ix) with respect to West Interactive, $118,700,000, (x) with respect to WBS, $134,900,000, (xi) with respect to West Telemarketing, $125,200,000 and (xii) with respect to Omnium, $135,000,000.
     “Lender Addendum” means, with respect to any applicable Lender, (i) a Lender Addendum, substantially in the form of Exhibit K, executed and delivered by such Lender on the Closing Date as provided in Section 10.23, (ii) a Lender Addendum, substantially in the form of Annex D to Amendment No. 1, executed and delivered by such Lender on the Amendment No. 1 Effective Date as provided in Amendment No. 1 or (iii) a Lender Addendum, substantially in the form of Annex B to Amendment No. 2, executed and delivered by such Lender on the Amendment No. 2 Effective Date as provided in Amendment No. 2.
     “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party and, as to any document delivered on the Closing Date, the Amendment No. 1 Effective Date or the Amendment No. 2 Effective Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
     “Subsidiary Borrowers” means (i) the Restricted Subsidiaries of the Borrower set forth on Schedule 1.01G, and (ii) effective as of the Amendment No. 2 Effective Date, Omnium.

     “Term B-2 Borrowing” means a borrowing consisting of simultaneous Term B-2 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-2 Lenders pursuant to Section 2.01(a)(ii), (iii) or (iv).
     “Term B-2 Lender” means, at any time, any Lender that has a Term B-2 Commitment, an Incremental Term Loan Commitment or a Term B-2 Loan.
     “Term B-2 Loan” means (a) a Loan received in exchange for Existing Term Loans pursuant to Section 2.01(a)(ii) or (b) any Loan made pursuant to Section 2.01(a)(iii) or (iv).
     “Term Commitment” means any Term B-2 Commitment or Incremental Term Loan Commitment.
          (c) Section 2.01(a) of the Credit Agreement is hereby amended by (i) renumbering the existing clause (iv) and (v) thereof as clauses (v) and (vi), respectively, (ii) adding the following a new clause (iv) thereof:
     “(iv) Incremental Term Loan Borrowings. Each Incremental Term Loan Lender severally agrees to make to the Borrower and the applicable Subsidiary Borrowers Incremental Term Loans denominated in Dollars on the Amendment No. 2 Effective Date in an aggregate amount not to exceed the amount set forth in such Incremental Term Loan Lender’s Lender Addendum delivered by such Incremental Term Loan Lender on the Amendment No. 2 Effective Date as provided in Amendment No. 2, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.”
and (iii) adding the following as a new clause (vii) thereof:
     “(vii) On and after the Amendment No. 2 Effective Date, all Incremental Term Loans shall have the same terms, rights and benefits as the Term B-2 Loans outstanding immediately prior to the Amendment No. 2 Effective Date under the Loan Documents, except as expressly modified by Amendment No. 2.”
          (d) Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(a) Term Loans. Each of the Borrower and the Subsidiary Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Amendment No. 2 Effective Date, an aggregate amount equal to 0.25% of the aggregate amount of all Term Loans (which shall be allocated among them ratably in accordance with the Designated Amounts) outstanding on the Amendment No. 2 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date.”
          (e) Section 2.08 of the Credit Agreement is hereby amended by adding at the end thereof the following new clause (e):
     “(e) All Incremental Term Loans made on the Amendment No. 2 Effective Date will have the same Types (in the same ratable amounts) as applicable at such time to the Term B-2 Loans outstanding immediately prior to the Amendment No. 2 Effective Date and will have initial

Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Term B-2 Loans outstanding immediately prior to the Amendment No. 2 Effective Date, and the Eurocurrency Rate applicable to such Incremental Term Loans during such initial Interest Periods will be the same as that applicable at such time to the Term B-2 Loans outstanding immediately prior to the Amendment No. 2 Effective Date.”
          SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied:
          (a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, Omnium and the Administrative Agent, (ii) Guarantee Agreement Supplement (as defined in the Guaranty), duly executed and delivered by Omnium, (iii) a Security Agreement Supplement, duly executed and delivered by Omnium and (iv) a Guarantor Consent and Reaffirmation, in the form attached hereto as Annex A, duly executed and delivered by each Guarantor.
          (b) Incremental Term Loan Commitments. The Administrative Agent shall have received (i) commitments from banks and other financial institutions that are Eligible Assignees (collectively, the “Incremental Term Loan Lenders”) with respect to the Incremental Term Loans in an aggregate principal amount equal to $135,000,000 and (ii) a fully executed Lender Addendum in the form attached hereto as Annex B with respect to each such bank or other financial institution committing to fund such Incremental Term Loans (and pursuant to which, on the Amendment No. 2 Effective Date, such bank or other financial institution shall become a Incremental Term Loan Lender, for all purposes under the Credit Agreement).
          (c) Payment of Fees and Expenses. The Borrower or Omnium shall have paid all fees and expenses (including the reasonable fees and expenses of Weil, Gotshal & Manges LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid in connection with this Amendment, to the extent invoiced at least one Business Day prior to the date hereof.
          (d) Secretary’s Certificates; Good Standing Certificates. The Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower and Omnium as the Administrative Agent may reasonably request evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the transactions contemplated hereby and (ii) good standing certificates (or equivalent documents) from the applicable Governmental Authority of the respective jurisdiction of organization of each Loan Party dated as of a recent date prior to the Amendment No. 2 Effective Date.
          (e) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that (i) the conditions precedent set forth in Sections 4.02(a) and (b) of the Credit Agreement shall have been satisfied on and as of the Amendment No. 2 Effective Date and (ii) the Borrower is in compliance with each of the covenants set forth in Section 7.11 of the Credit Amendment determined on a Pro Forma Basis as of the Amendment No. 2 Effective Date and the last day of the most recent Test Period, as if the Incremental Term Loans had been outstanding on the last day of such fiscal quarter of the Borrower for testing compliance therewith.

          (f) Legal Opinions. The Administrative Agent shall have received an opinion of Ropes & Gray LLP, counsel for the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent.
          (g) Collateral and Guarantee Requirement. The Administrative Agent shall have received (i) all certificates, if any, representing the Pledged Equity of Omnium, accompanied by undated stock powers executed in blank, and (ii) evidence that all other actions, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement with respect to Omnium shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent.
          SECTION 4. Post-Closing Requirements Relating to the Mortgaged Properties. Within 90 days after the Amendment No. 2 Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent:
          (a) Evidence that mortgage amendments (the “Mortgage Amendments”) with respect to the Mortgaged Properties have been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto on or before such date and are in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;
          (b) Date-down endorsements to the title insurance policies with respect to the Mortgaged Properties; and
          (c) Evidence that all fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, reasonable attorneys’ fees, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments and the other matters described in this Section 4 and as, and to the extent, otherwise required to be paid in connection therewith under Section 10.04 of the Credit Agreement.
          SECTION 5. Representations and Warranties. The Borrower and Omnium represent and warrant as follows:
          (a) The execution, delivery and performance by each of the Borrower and Omnium of this Amendment are within the Borrower’s and Omnium’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Borrower’s or Omnium’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which the Borrower or Omnium is a party or affecting the Borrower or Omnium or the properties of the Borrower or Omnium or any of the Borrower’s Restricted Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or Omnium or their property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
          (b) This Amendment has been duly executed and delivered by each of the Borrower and Omnium. This Amendment and each Loan Document after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of each of the Borrower and Omnium, enforceable against the Borrower and Omnium in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
          (c) No Default has occurred and is continuing or will occur as a result of the transactions contemplated by this Amendment.
          (d) Each of the representations and warranties of the Borrower contained in Article V of the Credit Agreement and each other Loan Document, immediately before and after giving effect to this Amendment and the matters and transactions contemplated hereby, is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, that any representation and warranty made on or as of the Closing Date that is qualified as to “Material Adverse Effect” shall be deemed to be qualified by a “Company Material Adverse Effect.”
          SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.
          (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
          SECTION 7. Costs and Expenses. The Borrower and Omnium agree to pay or reimburse the Administrative Agent for all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment.
          SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WEST CORPORATION
By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

OMNIUM WORLDWIDE, INC.
By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Authorized Signatory

ANNEX A
GUARANTOR CONSENT AND REAFFIRMATION
     Reference is made to Amendment No. 2 (“Amendment No. 2”), dated as of May 11, 2007, to the Credit Agreement dated as of October 24, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in Amendment No. 2.
     Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 2 and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 2 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 2.
     Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 2, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.
     After giving effect to Amendment No. 2, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 2, and shall continue to secure the Secured Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by Amendment No. 1 and the other Loan Documents.
     This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of this ___day of May, 2007.

WEST CORPORATION
COSMOSIS CORPORATION
INPULSE RESPONSE GROUP, INC.
INTERCALL, INC.
INTRADO COMMUNICATIONS INC.
INTRADO COMMUNICATIONS OF VIRGINIA INC.
INTRADO INC.
NORTHERN CONTACT, INC.
OMNIUM WORLDWIDE, INC.
SMARTTALK, INC.
TELEVOX SOFTWARE, INCORPORATED
WEST ASSET MANAGEMENT, INC.
WEST DIRECT, INC.
WEST FACILITIES CORPORATION
WEST INTERACTIVE CORPORATION
WEST INTERNATIONAL CORPORATION
WEST NOTIFICATIONS GROUP, INC.
WEST RECEIVABLE SERVICES, INC.
WEST TELEMARKETING CORPORATION II

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

ASSET DIRECT MORTGAGE, LLC
BUYDEBTCO, LLC
INTRADO INTERNATIONAL, LLC
STARGATE MANAGEMENT LLC
THE DEBT DEPOT, LLC
WEST ASSET PURCHASING, LLC
WEST AT HOME, LLC
WEST TRANSACTION SERVICES II, LLC
WEST TRANSACTION SERVICES, LLC

By:
Name:	Paul M. Mendlik
Title:	Manager

INTERCALL TELECOM VENTURES, LLC
By:	InterCall, Inc., its sole member

By:
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

WEST BUSINESS SERVICES, LP WEST TELEMARKETING, LP

By:	West Transaction Services, LLC, their general partner

By:
Name:	Paul M. Mendlik
Title:	Manager

ANNEX B
LENDER ADDENDUM
     Reference is made to the Credit Agreement dated as of October 24, 2006 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among West Corporation (the “Borrower”), each Lender from time to time party thereto, Lehman Commercial Paper Inc., as Administrative Agent (in such capacity, the “Administrative Agent”) and Swing Line Lender, Deutsche Bank Securities Inc. and Bank of America, N.A., as Syndication Agents, and Wachovia Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     Upon execution and delivery of this Lender Addendum by the parties hereto and effective as of the Amendment No. 2 Effective Date, the undersigned hereby becomes a Lender thereunder having Incremental Term Loan Commitments of $___.
     THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     The undersigned’s address for notices pursuant to the Credit Agreement is as follows:

Name of Lender:

Notice Address:

Attention:

Telephone:

Facsimile:

     IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___day of May, 2007.

[NAME OF LENDER]

By:
Name:
Title:

Accepted and agreed:
WEST CORPORATION, as Borrower

By:
	Name:	Paul M. Mendlik
	Title:	Chief Financial Officer and Treasurer

LEHMAN COMMERCIAL PAPER INC., as
   Administrative Agent

By:
Name:
Title: